------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004
                            ----------------------


                                   FORM 8-K

                            ----------------------


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) October 4, 2001
                                --------------


                             Global Crossing Ltd.
              (Exact Name of Registrant as Specified in Charter)

                                --------------


            Bermuda                      001-16201             98-0189783
(State or Other Jurisdiction of  (Commission File Number)         (IRS
        Incorporation)                                          Employer
                                                           Identification No.)


Wessex House, 45 Reid Street, Hamilton, Bermuda                   HM12
   (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code (441) 296-8600
                                --------------



 ------------------------------------------------------------------------------




Item 5.  Other Events.

         On October 4, 2001, Global Crossing Ltd. ("Global Crossing") announced that John Legere, who is currently Chief Executive Officer and a director of Global Crossing's subsidiary, Asia Global Crossing Ltd. ("Asia Global Crossing"), will also assume the chief executive officer position of Global Crossing effective immediately. Mr. Legere succeeded Thomas J. Casey, who will remain Vice Chairman and a director of Global Crossing.

         On October 4, 2001, Global Crossing and Asia Global Crossing also announced that they are in preliminary discussions to merge the two companies. The form of any such potential transaction has not yet been determined and remains subject to board, shareholder and regulatory approvals.

         On October 4, 2001, Global Crossing also announced its intention to divest its Global Marine Systems and IPC divisions.

         A copy of the joint Global Crossing/Asia Global Crossing press release, dated October 4, 2001, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits.

         99.1 Joint Global Crossing Ltd./Asia Global Crossing Ltd. Press Release, dated October 4, 2001

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GLOBAL CROSSING LTD.



                                 By: /s/  Dan J. Cohrs
                                     ----------------------------------------
                                 Name:  Dan J. Cohrs
                                 Title: Executive Vice President and
                                        Chief Financial Officer

Dated:  October 5, 2001

                                 EXHIBIT INDEX



   Exhibit No.      Description
   -----------      -----------


       99.1 Joint Global Crossing Ltd./Asia Global Crossing Ltd. Press Release, dated October 4, 2001